GENERAL AND ADMINISTRATIVE EXPENSES (Schedule of General and Administrative Expenses) (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
General and Administrative Expense [Abstract]
Salaries and related expenses	$ 1,784	$ 2,042	$ 1,698
Share-based compensation, net	386	162	243
Professional services	1,092	710	574
Office rent and maintenance	246	172	174
Depreciation	116	36	25
Others	2,139	1,850	1,210
Total general and administrative expenses	$ 5,763	$ 4,972	$ 3,924